UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
(Rule 14A 101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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EXTENDED SYSTEMS INCORPORATED
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Filed by Extended Systems Incorporated Pursuant to

Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Extended Systems Incorporated

Commission File No.: 000-23597

The following newsletter was distributed by Extended Systems Incorporated late on October 3, 2005 in connection with the merger and other transactions contemplated by the Agreement and Plan of Merger, dated July 28, 2005, by and among Sybase, Inc., Ernst Acquisition Corporation and Extended Systems Incorporated.

Sybase and Extended Systems

Alliance Newsletter #2

Newsletter Contact: Jessica Hartmann, Sybase, Inc.

Momentum continues to build as we move ahead towards the merger close that is targeted for the end of October 2005.  Extended Systems and Sybase/iAnywhere integration team members have been hard at work together planning shared strategies to ensure we continue our lead in the database, mobility and embedded markets.   A number of the integration team members have commented that the joint working sessions have been very positive and productive.

Sybase recently held its annual user conference, TechWave 2005, in Las Vegas.  The conference featured over 1,500 attendees from over 40 countries.  Throughout the conference, a number of attendees (both customers and employees) commented positively on the great synergies our companies will bring to the market together.  The attendees expressed significant interest in Extended Systems’ technologies and were looking forward to finding out more information about our combined product portfolio.

~Merger Update~

On September 19, 2005, Extended Systems mailed to its stockholders the definitive proxy related to a special meeting of stockholders to be held on October 25, 2005 at which stockholders will be asked to approve the merger. Assuming Extended Systems stockholders approve the merger and all other closing conditions are met, the merger should close on or shortly after October 25th.  The proposed merger recently obtained antitrust clearance from U.S. and German authorities, satisfying one of the closing conditions.

~Offer Letters~

Offer letters to current Extended Systems employees are scheduled to be delivered per the dates and locations listed below:

Boise & Toronto Offices:	October 21, 2005
Germany Office:	October 24 & 25, 2005
Bristol Office:	October 26, 2005
France Office:	October 27, 2005
Netherlands Office:	October 28, 2005

~Questions from Extended Systems Employees~

Below are answers to various questions that U.S. Extended Systems employees have raised about Sybase benefits for U.S. employees.

Q:            When will I be covered under the Sybase Benefits Program (Medical, Dental, Vision, Life Insurance, AD&D, Dependent Life Insurance and Long-Term Disability)?

A:            Your ESI benefits coverage will continue through midnight on December 31, 2005. Effective January 1, 2006, you will be covered under Sybase’s Benefits Program.

A special Open Enrollment for the 2006 Plan year will be held for all ESI employees from November 14-30, 2005. During this time, you will have the opportunity to elect the benefits that will work best for you and your family.

Q:            When can we receive additional information on the various Sybase medical plans?

A:            A special Open Enrollment package, which includes an Open Enrollment newsletter, Benefits Comparison Chart and Sybase Benefits Overview brochure, will be mailed to your home the week of November 7, 2005.

Q:            Is there a decision yet on how much vacation Sybase will let us roll over on Jan 1, 2006? If not, when do you expect that decision to be communicated to ESI?

A:            Yes, a decision has been made. All accrued and unused vacation in excess of 80 hours, as of December 31, 2005 (i.e. after 32-hour deduction for the end-of-the-year company shutdown), will be paid out to employees. The remainder vacation balance (not exceeding 80 hours) will be carried over into calendar year 2006.

Q:            Will ESI employees get December 23, 2005 off as planned?

A:            Yes, ESI employees will maintain their same previously-scheduled company holidays.

Q:            How can ESI employees enroll in Sybase’s employee stock purchase plan (ESPP)?

A:            Enrollment forms for the ESPP will be distributed in connection with employment offer packets.  If the merger closes before November 1, the start of Sybase’s next 6-month ESPP purchase period, employees joining Sybase will be eligible for enrollment in the ESPP on November 1.  Enrollment forms must be completed and returned by November 1.

~Contact Us~

If you have a specific question for the Sybase-Extended Systems Integration office or suggestions for future issues, please send them to integration@sybase.com

FORWARD LOOKING STATEMENTS: Statements concerning the benefits of Sybase’s acquisition of Extended Systems, future growth and Sybase’s plans following completion of the acquisition are by nature “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of uncertainties and risks and cannot be guaranteed. Factors that could cause actual events or results to differ materially include the risk that the acquisition may not be consummated in a timely manner, if at all, risks regarding employee relations, risks relating to shifts in customer demand, rapid technological changes, competitive factors and unanticipated delays in scheduled product availability and other risks concerning Sybase and its operations that are detailed in Sybase’s periodic filings with the SEC, including its most recent filings on Form 10-K and Form 10-Q.

Additional Information and Where to Find It

In connection with the merger, Extended Systems has filed a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF EXTENDED SYSTEMS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents by contacting Investor Relations, Extended Systems, 5777 North Meeker Avenue, Boise, Idaho 83713 (Telephone: 800-235-7576 ext. 6276). In addition, documents filed with the SEC by Extended Systems are available free of charge at the SEC’s web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Extended Systems in connection with the transaction, and their interests in the solicitation, are set forth in the proxy statement that was filed by Extended Systems with the SEC.